                                                                    EXHIBIT 23.7

               CONSENT OF MORELAND & DAVIS, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 30, 1999, with respect to the financial statements of CN Networks, Inc., included in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-30178) and related Prospectus of FutureLink Corp. dated May 3, 2000.


                                          /s/ MORELAND & DAVIS

Alameda County, California

May 2, 2000